EXHIBIT 99.1

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REKOR®

INTELLIGENCE DRIVEN INNOVATION

MAY 2022

Company Disclosure Statement

This presentation includes statements concerning Rekor Systems, Inc. and its future expectations, plans and prospects that constitute "forward- looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. For this purpose, any statements that are not statements of historical fact may be deemed to be forward-looking statements. In some cases, you can identify forward-looking statements by terms such as "may," "should," "expects," "plans," "anticipates," "could," "intends," "target," "projects," "contemplates," "believes," "estimates," "predicts," "potential," or "continue," by the negative of these terms or by other similar expressions.

You are cautioned that such statements are subject to many risks and uncertainties that could cause future circumstances, events, or results to differ materially from those projected in the forward-looking statements, including the risks that actual circumstances, events or results may differ materially from those projected in the forward-looking statements, particularly as a result of various risks and other factors identified in our filings with the Securities and Exchange Commission. All forward-looking statements contained in this presentation speak only as of the date on which they were made and are based on management's assumptions and estimates as of such date. We do not undertake any obligation to publicly update any forward-looking statements, whether as a result of the receipt of new information, the occurrence of future events, or otherwise.

All trademarks, service marks, and trade names of Rekor Systems, Inc., and/or its subsidiaries and affiliates (collectively, "Rekor"), used herein are trademarks, service marks, or registered trademarks of Rekor. Any other product, company names, or logos mentioned herein are the trademarks and/or intellectual property of their respective owners.

Use of Projections

This presentation contains projected financial information with respect to Rekor. Such projected financial information constitutes forward-looking information, is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such projected financial information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in the projected financial information. Actual results may differ materially from the results contemplated by the projected financial information contained in this presentation, and the inclusion of such information in this presentation should not be regarded as a representation by any person that the results reflected in such information will be achieved. Rekor's independent auditor has not audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, has not expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this presentation.

Financial Information

The financial information and data contained in this presentation is unaudited and does not conform to Regulation S-X promulgated under the Securities Act of 1933, as amended. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in future filings made by Rekor with the SEC.



Constant state of emergency...

Public safety, security, crash fatalities, urban migration, congestion, sustainability, inequity, quality of life



ABOUT REKOR

Our mission

Drive the world to be safer, smarter, and more efficient.

Company overview

Rekor, Nasdaq listed (REKR), is a technology company transforming public safety, urban mobility, and transportation markets around the globe by providing AI-driven, vertical-specific, mission critical solutions for intelligent infrastructure.


CES
INNOVATION AWARDS
2022
100
GOVTECH
SMART 50
AWARDS
RECIPIENT
ITS
WORLD
CONGRESS





World Class Technology

Rekor's award-winning proprietary technology is a driving force in world of AI and machine learning. Our world class patented technology is recognized and used across the industry and around the world.

Deep Expertise

Rekor's deep domain expertise across multiple market segments and international geographies allows us to operate from a highly privileged position of access and trust. Global scale with localized expertise.

Market Footprint

From vehicles to mobile devices and data; from roadside Edge sensors to customer workflows, our footprint is more than where our customers are geographically. Rekor turns mobility data into knowledge for 80+ countries around the globe.

ABOUT REKOR

Global, expanding footprint



NORTH AMERICA



SOUTH AMERICA



EUROPE



ASIA / OCEANIA

Sources: Based on geographies that contain cities with pilot programs, contracts, and solution deployments of 10+ sensors

ABOUT REKOR

Powered by Rekor

Our technology empowers influential businesses, cities, and departments to effectively deal with evolving needs.

Strong foundation of growth

From ideation to established player, Rekor has a built a strong foundation, and is poised for rapid expansion and scale.


2018
3.5
2019
5.5
2020
9.2
2021
14.3
Technology Revenue (millions)

42.17%

CAGR


IDEATION
CONCEPTION
COMMITMENT
VALIDATION
SCALE
ESTABLISHED

Business Development Phases

MARKET DYNAMICS

Challenges to solve

The current situation across industry is a direct consequence of many urgent issues that are in desperate need for solutions.



Aging Legacy Infrastructure



Rising Costs of Congestion



Outdated/Fragmented Technology



Siloed data and communications



Unmanageable Amounts of Data

Data is necessary but insufficient


6 GB / day
infrastructure data
+46x
276 GB / day
connected vehicle and third-party data
Industry Gap
Actionable solutions

Source: Estimates from client databases

MARKET DYNAMICS

New economy of mobility and infrastructure

The intelligent infrastructure industry is at the epicenter of converging technology, societal, and economic forces driving disruption in the market.



Advanced technology & AI
Connect vertical silos to horizontal needs
Static to dynamic infrastructure
Confluence of macro and micro data
Integration of public & private data



MARKET DYNAMICS

New operating system for digital infrastructure

A mobility internet that leverages massive amounts of data and AI to break down information silos, digitize infrastructure and create a new fabric of connectivity.




REKOR ONE™

DIGITAL INFRASTRUCTURE OPERATING SYSTEM

Rekor One™

Our Digital Infrastructure Operating System ingests billions of data points from multiple sources and transforms this data into knowledge. It does so by utilizing our proprietary intellectual property — including computer vision, edge processing, pattern recognition and predictive algorithms. Rekor One is the brain that powers all our applications and platforms.

Turning data into knowledge


Third-Party
Data Sources
Existing
Infrastructure
Proprietary
Data Capture
REKOR ONE
Proprietary IP
AI/ML models, big data, intelligent
processing and visualization
Key Target
Market Segments
Transportation
Management
Urban
Mobility
Public
Safety

REKOR SOLUTIONS

Unrivaled privacy and security

Rekor uses industry leading security technologies to protect all captured and connected data from unauthorized access or use.

Encryption of data

End-to-end encryption, using AES-256 algorithm to encrypt data at-rest and SSL/TLS encryption during transport.

Access to data

Data is accessible 24/7 until it is purged. Customers have the flexibility to manage their own data retention periods.

Secure cloud hosting

Platforms use AWS GovCloud hosting for secure data handling with some services offering optional CJIS compliance.

Privacy of data

Data is only used to provide our services; we do not share Personally Identifiable Information (PII).

Deidentification of data

In many cases, PII is stripped from data using a proprietary SHA-2 algorithm that is completely irreversible.

Database security

Data is stored in secure databases where only authorized system admins have access.



Rekor growth flywheel

Rekor's Digital Infrastructure Operating System creates a flywheel – leveraging mass data, applying AI/ML to turn that data into knowledge, enabling customers to make the right decisions at the right time with the right information. More data leads to richer insights. Richer insights leads to more customer value and usage. More usage leads to more data in a continuous cycle.

Example Capabilities

Planning	Operations
Incident Management	Reporting & Analytics

- **Public Safety & Security**
- AI-Predictive Analytics
- **Digital Vehicle Signatures**
- License Plate Recognition
- **IoT Optical Edge Devices**
- HD Video Management
- Forensics & Archives
- **Intelligence-led Policing**
- Security & Surveillance
- **Speed & Journey Time**
- Vehicle counts & direction
- **Special Events**
- Smart Parking & Inventory
- **Curb/Space Optimization**

- **Urban Mobility Analytics**
- Transportation Management
- **Traffic Statistics**
- Incident Management
- **Congestion Optimization**
- Micro Mobility Planning
- **CO2 Emission Hotspots**
- Data-driven planning
- **Resource Allocation**
- CAV/EV Density & Charging
- **Cross-agency Sharing**
- **Sustainability & Green**
- Quality of Life & Equity
- **Community Alerts**

Rekor Flywheel


Footprint
Data
Expertise
Urban Mobility
Transportation Management
Public Safety
Knowledge
Customers

B2G & B2B

Customer Value

- Single source of truth
- Co-mingle data sets for new insights
- Leverage new capabilities in current or expanded use cases
- Interagency integration at different levels of government
- Cooperative purchasing across agencies

REKOR + STS Southern Traffic Services


SPEED LIMIT
70

Multiple opportunities to power and expand the STS footprint and grow existing customer base with advanced set of technology driven services to departments of transportation and urban communities.

- Strengthens technology, expertise, and adds valuable footprint
- Traffic data collection, engineering, design, planning, implementation
- 30,000+ data collection sites, 60,000+ lanes, over hundreds of thousands of square miles throughout the United States
- Pioneered "Pay-for-Data" services across customers
- ~$15M revenue, ~50% recurring revenue, ~$3M EBITDA*
- Significant customer expansion and operational efficiency opportunities

GDOT · pennsylvania DEPARTMENT OF TRANSPORTATION · FDOT · SCDOT · ALDOT · OKLAHOMA Transportation · OHIO DEPARTMENT OF TRANSPORTATION · MDOT · DOTD · VDOT

*Management estimates for FY2022

On May 16, 2022, Rekor issued a press release announcing that it has entered into a letter of intent with STS to acquire STS for a total purchase price of up to $14.5 million, including potential earnouts based on the achievement of certain performance metrics. Rekor's acquisition of STS remains subject to entry into a definitive acquisition agreement, completion of confirmatory due diligence and satisfaction of closing conditions.

Rekor + STS


REKOR
STS
Southern Traffic Services

Rekor Partner Network

Rekor's vast and growing third-party data partner network allows it to aggregate data from additional sources with varied specialties to build a more complete data set. Below are some examples.

VOLVO	waze	aws	otonomo	blyncsy
here	GEOTAB management by measurement	wejo	INRIX	mojio
ticketmaster	iCone	HAAS ALERT	tomorrow.io	nexar

GROWTH POTENTIAL

Significant revenue opportunity



Global TAM Size
(USD Billions)
$68.0 B
$79.9 B
$92.9 B
$108.3 B
$126.5 B
$148.1 B
2021
2022
2023
2024
2025
2026

Source: KPMG



The New York Times

Senate Passes $1 Trillion Infrastructure Bill, Handing Biden a Bipartisan Win

The approval came after months of negotiations and despite deficit concerns, reflecting an appetite in both parties for the long-awaited spending package.

WASHINGTON — The Senate gave overwhelming bipartisan approval on Tuesday to a $1 trillion infrastructure bill to rebuild the nation's deteriorating roads and bridges and fund new climate resilience and broadband initiatives, delivering a key component of President Biden's agenda.

The vote, 69 to 30, was uncommonly bipartisan. The yes votes included Senator Mitch McConnell of Kentucky, the Republican leader, and 18 others from his party who shrugged off increasingly shrill efforts by former President Donald J. Trump to derail it.

"This historic investment in infrastructure is what I believe you, the American people, want, what you've been asking for for a long, long time," Mr. Biden said from the White House as he thanked



U.S.News

6 Months In, Biden's Infrastructure Plan Has 4,300 Projects

By JOSH BOAK, Associated Press

WASHINGTON (AP) — Six months after the signing of President Joe Biden's $1 trillion infrastructure package, the government said Monday there are 4,300 projects underway with more than $110 billion in funding announced — milestones the administration is publicly heralding as midterm politics intensify.

Long Term Financial Targets:

$740 Million
2026 Rekor Revenue

70% - 80%
2026 Rekor Gross Margin

Source: Management Estimates

Rekor is a technology company...

...well-positioned to capture market share in a rapidly growing industry

...compounding our valuable competitive advantages today and

...recognized & utilized across multiple industries and geographies

...operating from a highly privileged position of trust and access

...transforming static infrastructure into dynamic & bridging physical & digital worlds

...integrating and serving all types of enterprises and government agencies

...built via modular, re-useable, vertical-specific platforms with deep domain expertise

...targeting mission-critical digital solutions for public safety, urban mobility, transportation

...developing award-winning AI & proprietary technologies and capabilities

...in a massive market that is poised to explode exponentially

Fueling the future


REKOR
REKOR ONE
12k Tons
INNOVATIVE TECHNOLOGY

REKOR®

INTELLIGENCE DRIVEN INNOVATION

A NASDAQ COMPANY: REKR

REKOR.AI